Exhibit 99.1

Eightco Holdings Inc. Beta Launches AI-Generated Content Platform to Drive Competitive Advantage

SAFETY HARBOR, Florida, April 11, 2023 (GLOBE NEWSWIRE) - Eightco Holdings Inc. (NASDAQ: OCTO) is excited to announce the beta launch of its innovative content platform, which leverages embedded artificial intelligence (AI) generative technology. This platform is a significant milestone in our ongoing efforts to deliver compelling content and provide superior customer experience across our ecosystem. With the launch of this tool, Eightco Holdings and its subsidiaries can now generate relevant and engaging content in a matter of minutes. The use of AI-generated technology can potentially lead to more personalized and accurate content, offering Eightco Holdings, Forever 8 and our customers a competitive edge in the market.

“We are thrilled to have reached this phase of development so quickly, following our announcement to create this platform just last month,” said Brian McFadden, CEO of Eightco Holdings Inc. “The application of AI-generated technology can revolutionize how businesses create content that resonates with their customers. By analyzing large data sets and using algorithms to generate content, AI-generated content can be highly efficient and effective in creating subject matter that resonates with specific audiences,” added McFadden.

This platform marks a significant milestone in our company’s journey to remain at the forefront of innovation and technology. Our commitment to delivering superior customer experience remains unchanged, and we believe that the launch of this tool will empower our teams to create high-quality content that resonates with our clients, improving their experience and driving growth for our business.

About Eightco Holdings Inc.

Eightco Holdings Inc. (NASDAQ: OCTO) is committed to growth focused around its existing subsidiaries, Forever 8, an inventory management platform for e-commerce sellers, and Ferguson Containers, a provider of complete manufacturing and logistical solutions for product and packaging needs, through strategic management and investment. In addition, the company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco Holdings Inc. aims to create significant value and growth for its portfolio companies and shareholders.

For additional information, please visit www.8co.holdings

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the failure to achieve the expected benefits of the Content platform described above; the potential that the expected benefits of Eightco Holdings Inc.’s acquisition of Forever 8 are not achieved; achievement of the expected benefits of Eightco Holdings Inc.’s spin-off from Vinco Ventures, Inc.; tax treatment of the spin-off; market and other conditions; the risks that the ongoing COVID-19 pandemic may disrupt Eightco Holdings Inc.’s business more severely than it has to date or more severely than anticipated; unexpected costs, charges or expenses that reduce Eightco Holdings Inc.’s capital resources; Eightco Holdings Inc.’s inability to raise adequate capital to fund its business; Eightco Holdings Inc.’s inability to innovate and attract users for Eightco Holdings Inc.’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco Holdings Inc.’s actual results to differ from those contained in forward-looking statements, see Eightco Holdings Inc.’s filings with the Securities and Exchange Commission (SEC), including the section titled “Risk Factors” in Eightco Holdings Inc.’s Registration Statement on Form 10, as amended, filed with the SEC on May 13, 2022, and Eightco Holdings Inc.’s Registration Statement on Form S-1, as amended, filed with the SEC on January 24, 2023. All information in this press release is as of the date of the release, and Eightco Holdings Inc. undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

Richard Brown

617-819-1289

investors@8co.holdings